UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 19, 2018

BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500, Mettawa, Illinois	60045-3420
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                  Regulation FD Disclosure

As previously disclosed, the Board of Directors of Brunswick Corporation (the "Company") has authorized the Company to end the sale process for its Sea Ray businesses. The Company’s historical financial statements will be restated in its Quarterly Report on Form 10-Q for the second quarter of 2018 ("2018 Q2 Form 10-Q") to reflect Sea Ray as continuing operations given the Company's recent announcement and intention to retain the Sea Ray business. As part of the transformation of Sea Ray, the Company will discontinue sport yacht and yacht models and wind down yacht production.

In advance of the Company filing its 2018 Q2 Form 10-Q, this Form 8-K provides both GAAP and As Adjusted restated historical Net sales and Operating earnings (loss) for continuing operations for the three months and year-to-date periods ended during each quarterly period for 2017 and the first quarter of 2018. The Sea Ray sport yacht and yacht operations are excluded from the Company's As Adjusted operating results for all periods, along with other non-recurring charges. These changes will be reflected in the earnings release for the second quarter of 2018 scheduled to be released on July 26, 2018, and the management discussion and analysis and condensed consolidated financial statements and footnotes in the 2018 Q2 Form 10-Q to be issued for the quarter ended June 30, 2018. This Form 8-K also reflects the adoption of the Accounting Standards Update 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. As a result, pension benefit costs were reclassified from Gross margin and Operating earnings to non-operating income (expense) for all periods presented.

In this Form 8-K, Brunswick uses certain non-GAAP financial measures, which are numerical measures of a registrant’s historical or future financial performance, financial position or cash flows that exclude amounts, or are subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows of the registrant; or include amounts, or are subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

Brunswick has used certain non-GAAP financial measures that are included in this Form 8-K for several years, both in presenting its results to shareholders and the investment community and in its internal evaluation and management of its businesses. Brunswick’s management believes that these measures (including those that are non-GAAP financial measures) and the information they provide are useful to investors because they permit investors to view Brunswick’s performance using the same tools that Brunswick uses and to better evaluate Brunswick’s ongoing business performance.

Brunswick Corporation
Segment Restatement - Continuing Operations
First Quarter 2017
(in millions)
(unaudited)

GAAP	Net Sales	Operating Earnings (Loss)
Marine Engine	$631.8	$88.6
Boat	382.7	3.2
Marine eliminations	(89.8)	—
Total Marine	924.7	91.8

Fitness	235.6	18.3
Corporate/Other	—	(18.7)
Total	$1,160.3	$91.4

As Adjusted	Net Sales (1)	Operating Earnings (Loss) (2)
Marine Engine	$631.8	$88.6
Boat	343.8	21.6
Marine eliminations	(89.8)	—
Total Marine	885.8	110.2

Fitness	235.6	20.7
Corporate/Other	—	(16.3)
Total	$1,121.4	$114.6
(1) Net sales for the three months ended April 1, 2017 excludes $38.9 million of sales recorded within the Boat segment associated with sport yacht & yacht operations.
(2) Operating earnings (loss) for the three months ended April 1, 2017 excludes $8.0 million of operating losses recorded within the Boat segment related to sport yacht & yacht operations. Operating earnings (loss) for the three months ended April 1, 2017 also excludes $15.2 million of restructuring, exit, integration and impairment charges, consisting of $10.4 million in the Boat segment, $2.4 million in Corporate/Other and $2.4 million in the Fitness segment.

Brunswick Corporation
Segment Restatement - Continuing Operations
Second Quarter 2017
(in millions)
(unaudited)

	Net Sales		Operating Earnings (Loss)
GAAP	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Marine Engine	$766.2	$1,398.0	$148.3	$236.9
Boat	412.1	794.8	24.7	27.9
Marine eliminations	(76.8)	(166.6)	—	—
Total Marine	1,101.5	2,026.2	173.0	264.8

Fitness	250.5	486.1	18.5	36.8
Corporate/Other	—	—	(20.4)	(39.1)
Total	$1,352.0	$2,512.3	$171.1	$262.5

	Net Sales (1)		Operating Earnings (Loss) (2)
As Adjusted	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Marine Engine	$766.2	$1,398.0	$148.3	$236.9
Boat	359.0	702.8	29.3	50.9
Marine eliminations	(76.8)	(166.6)	—	—
Total Marine	1,048.4	1,934.2	177.6	287.8

Fitness	250.5	486.1	23.0	43.7
Corporate/Other	—	—	(20.4)	(36.7)
Total	$1,298.9	$2,420.3	$180.2	$294.8
(1) Net sales for the three months and six months ended July 1, 2017 excludes $53.1 million and $92.0 million, respectively, of sales recorded within the Boat segment associated with sport yacht & yacht operations.
(2) Operating earnings (loss) for the three months and six months ended July 1, 2017 excludes $3.4 million and $11.4 million, respectively, of operating losses recorded within the Boat segment related to sport yacht & yacht operations. Operating earnings (loss) for the three months ended July 1, 2017 also excludes $5.7 million of restructuring, exit, integration and impairment charges, consisting of $4.5 million in the Fitness segment and $1.2 million in the Boat segment. Operating earnings (loss) for the six months ended July 1, 2017 excludes $20.9 million of restructuring, exit, integration and impairment charges, consisting of $11.6 million in the Boat segment, $6.9 million in the Fitness segment and $2.4 million in Corporate/Other.

Brunswick Corporation
Segment Restatement - Continuing Operations
Third Quarter 2017
(in millions)
(unaudited)

	Net Sales		Operating Earnings (Loss)
GAAP	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Marine Engine	$669.2	$2,067.2	$115.2	$352.1
Boat	309.3	1,104.1	0.1	28.0
Marine eliminations	(79.8)	(246.4)	—	—
Total Marine	898.7	2,924.9	115.3	380.1

Fitness	242.8	728.9	19.4	56.2
Corporate/Other	—	—	(20.5)	(59.6)
Total	$1,141.5	$3,653.8	$114.2	$376.7

	Net Sales (1)		Operating Earnings (Loss) (2)
As Adjusted	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Marine Engine	$669.2	$2,067.2	$115.2	$352.1
Boat	288.0	990.8	9.9	60.8
Marine eliminations	(79.8)	(246.4)	—	—
Total Marine	877.4	2,811.6	125.1	412.9

Fitness	242.8	728.9	26.2	69.9
Corporate/Other	—	—	(20.5)	(57.2)
Total	$1,120.2	$3,540.5	$130.8	$425.6
(1) Net sales for the three months and nine months ended September 30, 2017 excludes $21.3 million and $113.3 million, respectively, of sales recorded within the Boat segment associated with sport yacht & yacht operations.
(2) Operating earnings (loss) for the three months and nine months ended September 30, 2017 excludes $9.8 million and $21.2 million, respectively, of operating losses recorded within the Boat segment related to sport yacht & yacht operations. Operating earnings (loss) for the three months ended September 30, 2017 also excludes $6.8 million of restructuring, exit, integration and impairment charges in the Fitness segment. Operating earnings (loss) for the nine months ended September 30, 2017 excludes $27.7 million of restructuring, exit, integration and impairment charges, consisting of $13.7 million in the Fitness segment, $11.6 million in the Boat segment and $2.4 million in Corporate/Other.

Brunswick Corporation
Segment Restatement - Continuing Operations
Fourth Quarter 2017
(in millions)
(unaudited)

	Net Sales		Operating Earnings (Loss)
GAAP	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
Marine Engine	$564.6	$2,631.8	$59.2	$411.3
Boat	386.5	1,490.6	(22.7)	5.3
Marine eliminations	(73.8)	(320.2)	—	—
Total Marine	877.3	3,802.2	36.5	416.6

Fitness	304.8	1,033.7	7.9	64.1
Corporate/Other	—	—	(22.8)	(82.4)
Total	$1,182.1	$4,835.9	$21.6	$398.3

	Net Sales (1)		Operating Earnings (Loss) (2)
As Adjusted	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
Marine Engine	$564.6	$2,631.8	$59.2	$411.3
Boat	348.2	1,339.0	24.9	85.7
Marine eliminations	(73.8)	(320.2)	—	—
Total Marine	839.0	3,650.6	84.1	497.0

Fitness	304.8	1,033.7	38.1	108.0
Corporate/Other	—	—	(21.8)	(79.0)
Total	$1,143.8	$4,684.3	$100.4	$526.0
(1) Net sales for the three months and twelve months ended December 31, 2017 excludes $38.3 million and $151.6 million, respectively, of sales recorded within the Boat segment associated with sport yacht & yacht operations.
(2) Operating earnings (loss) for the three months and twelve months ended December 31, 2017 excludes $10.7 million and $31.8 million, respectively, of operating losses recorded within the Boat segment related to sport yacht & yacht operations. Operating earnings (loss) for the three months ended December 31, 2017 also excludes $68.2 million of charges, consisting of $36.9 million in the Boat segment, $30.2 million in the Fitness segment and $1.1 million in Corporate/Other. The $30.2 million of Fitness charges consists of $16.7 million of restructuring, exit, integration and impairment charges and a $13.5 million charge for costs related to field campaigns pertaining to certain Cybex products designed prior to the acquisition. The $36.9 million of Boat segment charges and the $1.1 million of Corporate/Other charges consists of restructuring, exit, integration and impairment charges. Operating earnings (loss) for the twelve months ended December 31, 2017 excludes $95.9 million of charges, consisting of $48.6 million in the Boat segment, $43.8 million in the Fitness segment and $3.5 million in Corporate/Other. The $43.8 million of Fitness segment charges consists of $30.3 million of restructuring, exit, integration and impairment charges and a $13.5 million charge for costs related to field campaigns pertaining to certain Cybex products designed prior to the acquisition. The $48.6 million of Boat segment charges and the $3.5 million of Corporate/Other charges consists of restructuring, exit, integration and impairment charges.

Brunswick Corporation
Segment Restatement - Continuing Operations
First Quarter 2018
(in millions)
(unaudited)

GAAP	Net Sales	Operating Earnings (Loss)
Marine Engine	$687.1	$95.7
Boat	376.5	14.4
Marine eliminations	(96.6)	—
Total Marine	967.0	110.1

Fitness	244.4	11.0
Corporate/Other	—	(16.0)
Total	$1,211.4	$105.1

As Adjusted	Net Sales (1)	Operating Earnings (Loss) (2)
Marine Engine	$687.1	$95.7
Boat	361.4	25.1
Marine eliminations	(96.6)	—
Total Marine	951.9	120.8

Fitness	244.4	12.2
Corporate/Other	—	(14.3)
Total	$1,196.3	$118.7
(1) Net sales for the three months ended March 31, 2018 excludes $15.1 million of sales recorded within the Boat segment associated with sport yacht & yacht operations
(2) Operating earnings (loss) for the three months ended March 31, 2018 excludes $8.1 million of operating loss recorded within Boat related to sport yacht & yacht operations. Operating earnings (loss) for the three months ended March 31, 2018 also excludes $5.5 million of charges, consisting of $2.6 million of restructuring, exit, integration and impairment charges in the Boat segment, $1.7 million of charges related to the planned Fitness business separation in Corporate/Other, and $1.2 million of restructuring, exit, integration and impairment charges in the Fitness segment.

Brunswick Corporation
Selected Financial Information, As Adjusted - 2018
(unaudited)

Quarter Ended
(in millions, except per share data)	March 31, 2018
Net sales, as adjusted	$1,196.3

Gross margin, as adjusted	313.6
Gross margin percentage, as adjusted	26.2%

Operating earnings, as adjusted	118.7
Operating margin percentage, as adjusted	9.9%

Net earnings, as adjusted	90.1

Effective tax rate, as adjusted (A)	20.8%

Diluted earnings per share, as adjusted	$1.01

Reconciliations
Net sales	$1,211.4
Sport yacht & yacht operations	(15.1)
Net sales, as adjusted	$1,196.3

Gross margin	$310.0
Sport yacht & yacht operations	3.6
Gross margin, as adjusted	$313.6

Operating earnings	$105.1
Restructuring, exit, integration and impairment charges	3.8
Separation costs	1.7
Sport yacht & yacht operations	8.1
Operating earnings, as adjusted	$118.7

Net earnings from continuing operations	$72.9
Restructuring, exit, integration and impairment charges	2.9
Separation costs	1.3
Sport yacht & yacht operations	6.3
Special tax items	6.7
Net earnings, as adjusted	$90.1

Diluted earnings per share	$0.82
Restructuring, exit, integration and impairment charges	0.03
Separation costs	0.01
Sport yacht & yacht operations	0.07
Special tax items	0.08
Diluted earnings per share, as adjusted	$1.01

(A) Effective tax rate, as adjusted, excludes the impact of restructuring, exit, integration and impairment charges, sport yacht & yacht operations, special tax items and charges related to the planned Fitness business separation.

Brunswick Corporation
Selected Financial Information, As Adjusted - 2017
(unaudited)

	Quarter Ended				Full-Year
(in millions, except per share data)	April 1, 2017	July 1, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Net sales, as adjusted	$1,121.4	$1,298.9	$1,120.2	$1,143.8	$4,684.3

Gross margin, as adjusted	303.3	369.3	319.4	290.9	1,282.9
Gross margin percentage, as adjusted	27.0%	28.4%	28.5%	25.4%	27.4%

Operating earnings, as adjusted	114.6	180.2	130.8	100.4	526.0
Operating margin percentage, as adjusted	10.2%	13.9%	11.7%	8.8%	11.2%

Net earnings, as adjusted	82.4	125.3	88.1	66.3	362.1

Effective tax rate, as adjusted (A)	25.2%	28.6%	29.9%	29.6%	28.4%

Diluted earnings per share, as adjusted	$0.90	$1.38	$0.98	$0.74	$4.02

Reconciliations
Net sales	$1,160.3	$1,352.0	$1,141.5	$1,182.1	$4,835.9
Sport yacht & yacht operations	(38.9)	(53.1)	(21.3)	(38.3)	(151.6)
Net sales, as adjusted	$1,121.4	$1,298.9	$1,120.2	$1,143.8	$4,684.3

Gross margin	$301.2	$369.9	$314.4	$276.6	$1,262.1
Sport yacht & yacht operations	2.1	(0.6)	5.0	5.9	12.4
Product field campaigns charge	—	—	—	8.4	8.4
Gross margin, as adjusted	$303.3	$369.3	$319.4	$290.9	$1,282.9

Operating earnings	$91.4	$171.1	$114.2	$21.6	$398.3
Restructuring, exit, integration and impairment charges	15.2	5.7	6.8	54.6	82.3
Sport yacht & yacht operations	8.0	3.4	9.8	10.7	31.9
Product field campaigns charge	—	—	—	13.5	13.5
Operating earnings, as adjusted	$114.6	$180.2	$130.8	$100.4	$526.0

Net earnings (loss)	$64.9	$119.4	$79.0	$(116.9)	$146.4
Pension settlement charges	—	—	—	61.9	61.9
Restructuring, exit, integration and impairment charges	13.0	3.9	3.7	34.5	55.1
Sport yacht & yacht operations	5.0	2.2	6.1	6.7	20.0
Product field campaigns charge	—	—	—	9.0	9.0
Special tax items	(0.5)	(0.2)	(0.7)	71.1	69.7
Net earnings, as adjusted	$82.4	$125.3	$88.1	$66.3	$362.1

Diluted earnings (loss) per share	$0.71	$1.32	$0.88	$(1.32)	$1.62
Pension settlement charges	—	—	—	0.70	0.69
Restructuring, exit, integration and impairment charges	0.15	0.04	0.04	0.38	0.63
Sport yacht & yacht operations	0.05	0.02	0.07	0.08	0.22
Product field campaigns charge	—	—	—	0.10	0.10
Special tax items	(0.01)	(0.00)	(0.01)	0.80	0.76
Diluted earnings per share, as adjusted	$0.90	$1.38	$0.98	$0.74	$4.02

(A)
Effective tax rate, as adjusted, excludes the impact of restructuring, exit, integration and impairment charges, sport yacht & yacht operations, pension settlement charges, costs relating to product field campaigns pertaining to certain Cybex products designed prior to the acquisition, and special tax items, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: July 19, 2018	By:	/S/ DANIEL J. TANNER
Daniel J. Tanner
Vice President and Controller